Waiver of Notice of the Meeting of the Shareholders
of

BOATIM, INC

We, the undersigned, being all of the Shareholders of the Corporation, hereby agree and consent that the Meeting of the Shareholders of the Corporation be held on the date and time, and at the place designated hereunder, and do hereby waive all notice whatsoever of such meeting and of any adjournments thereof.

We do further agree and consent that any and all lawful business may be transacted at such meeting, or at any adjournment or adjournments thereof, as may be deemed advisable by the Shareholders present thereat. Any business transacted at such meeting or at any adjournment or adjournments thereof, shall be as valid and legal and of the same force and effect as if such meeting or adjourned meeting were held after notice.

Place of Meeting: Zurich

Date and Time of Meeting: June 10th, 2020 at 9am

Shareholder Signature	**Shareholder Signature**
Shareholder Signature	**Shareholder Signature**

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Minutes of the Meeting of the Shareholders
of

BOATIM, INC

The Chief Executive Officer of the Corporation called the meeting to order.

The Secretary stated that the meeting had been called in accordance with the Bylaws of the Corporation. It was ordered that a copy of the waiver of notice be filed with the minutes of this meeting. The Secretary read the roll of Shareholders from the stock transfer ledger. The following Shareholders were present in person or by proxy:

Shareholders (Please note if represented by Proxy)	Shares
JTT Global Ventures Ltd.	32`766`667 / 64% of votes

It was ordered that all proxies be filed with the minutes of this meeting. The Chief Executive Officer stated that a majority of the total number of shares issued and outstanding was represented and that the meeting is convened and ready to transact any business before it.

The Chief Executive Officer then stated that the election of the Directors of the Corporation was now in order. The following were nominated as Directors:

Chief Marketing Officer: Mr Patrick Burkert

All present having voted, the following were elected as Directors:

Chief Marketing Officer: Mr Patrick Burkert[•]

There being no further business before the meeting, on motion duly made, seconded and unanimously carried the meeting was adjourned.

Secretary

RATIFICATION

We, the undersigned Shareholders, or assignees thereof, have read these minutes and do hereby approve, ratify and confirm all business transacted as reported herein.

Shareholder or Proxy Signature	**Shareholder or Proxy Signature**

There being no further business before the meeting, on motion duly made, seconded and unanimously carried, the meeting was adjourned.

Director Signature	**Director Signature**
Director Signature	**Director Signature**
Director Signature	**Director Signature**

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